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                                                                    Exhibit 10.3

                               SECOND AMENDMENT TO
                      JABBER OEM SOFTWARE LICENSE AGREEMENT

     This Second Amendment to Jabber OEM Software License Agreement (this "Second Amendment") by and between Jabber, Inc., a Delaware corporation ("Jabber"), and France Telecom, a French corporation ("Distributor"), is dated as of March 12, 2003.

                                     RECITAL

     WHEREAS, Jabber and Distributor are parties to a certain Jabber OEM Software License Agreement dated as of October 1, 2001, and amended as of October 17, 2002 (the "Agreement"); and

     WHEREAS, the parties desire to amend certain provisions of Exhibit D to the Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendment to Exhibit D. The fourth sentence of paragraph number (1) of the "License Fees" section of Exhibit D is hereby amended and restated as follows: "Pricing for Part II shall apply for the period January 1, 2003 through December 31, 2003, upon the election of Distributor delivered by written notice on or before March 31, 2003."

     2. Effect of Second Amendment. Except as modified by this Second Amendment, the Agreement, as amended, shall remain in full force and effect. In the event of any conflict between this Second Amendment and the Agreement, this Second Amendment shall prevail.

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     3. Counterparts. This Second Amendment may be executed simultaneously in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one in the same amendment. This Second Amendment may be delivered by facsimile, and facsimile signatures will be treated as original signatures for all applicable purposes.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Jabber OEM Software License Agreement as of the day and year first above written.

                                       JABBER, INC.


                                       By /s/ Gwenael Hagan
                                          --------------------------------------
                                          Gwenael Hagan
                                          Its: COO/CFO


                                       FRANCE TELECOM


                                       By /s/ Pascal Viginier
                                          --------------------------------------
                                          Pascal Viginier
                                          Its: Director

                                      -2-

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               [France Telecom Research & Development letterhead]

Rob Balgley
Chief Executive Officer
Jabber, Inc.

Paris, 18 March 2003

Sir,

I hereby give Jabber, Inc. notice of France Telecom's election to exercise Part II of the Jabber OEM Software License Agreement dated October 1, 2001, as amended as of October 17, 2002 and March 12, 2003 (the "Agreement"), to purchase licenses for the Software in accordance with the terms of the Agreement for an additional 2,173,913 Users.

Best regards,


/s/ Pascal Viginier
-------------------------------------------------
Director of France Telecom Research & Development